Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bio-Technology General Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sim Fass, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Sim Fass
Sim Fass
Chief Executive Officer
May 13, 2003

A signed original of this written statement required by Section 906 has been provided to Bio-Technology General Corp. and will be retained by Bio-Technology General Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bio-Technology General Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Whitney K. Stearns, Jr., Senior Vice President—Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Whtiney K. Stearns, Jr.
Whitney K. Stearns, Jr.
Senior Vice President—Chief Financial Officer and Treasurer
May 13, 2003

A signed original of this written statement required by Section 906 has been provided to Bio-Technology General Corp. and will be retained by Bio-Technology General Corp. and furnished to the Securities and Exchange Commission or its staff upon request.